UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 5074

Dreyfus BASIC U.S. Mortgage Securities Fund (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/08

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

7	Understanding Your Fund’s Expenses

7	Comparing Your Fund’s Expenses With Those of Other Funds

8	Statement of Investments

15	Statement of Financial Futures

15	Statement of Options Written

16	Statement of Assets and Liabilities

17	Statement of Operations

18	Statement of Changes in Net Assets

19	Financial Highlights

20	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Important Tax Information

32	Information About the Review and Approval of the Fund’s Management Agreement

37	Board Members Information

40	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus BASIC
U.S. Mortgage Securities Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus BASIC U.S. Mortgage Securities Fund, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the financial markets. A credit crunch that began in 2007 exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs. U.S. government securities generally fared well in the ensuing “flight to quality,” but riskier bond market sectors suffered sharp price declines.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk. As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation January 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus BASIC U.S. Mortgage Securities Fund achieved a total return of 4.27% .1 In comparison, the fund’s benchmark, the Barclays Capital GNMA Index (the “Index”), achieved a total return of 7.87% for the same period.2

U.S. government securities, including mortgage-backed securities issued by government agencies, represented one of very few areas of the global financial markets that fared well in 2008.A deepening global economic downturn and intensifying financial crisis sparked a “flight to quality” among investors, who flocked to traditional safe havens while riskier areas of the stock and bond markets declined precipitously. The fund produced a return that was lower than its benchmark, due primarily to its holdings of non-agency mortgage-backed securities that are not backed by the federal government.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income. The fund invests primarily in Government National Mortgage Association (“Ginnie Mae” or “GNMA”) securities. The fund may also invest in other government agency securities, such as Fannie Maes, as well as U.S. Treasury securities, asset-backed securities and other privately issued mortgage-backed securities.

Global Financial Crisis Sparked Broad Declines

A credit crunch that began in 2007 developed into a full-blown global financial crisis over the summer of 2008, sending repercussions throughout the world’s credit markets. As the crisis came close to spinning out of control in September, very difficult liquidity conditions in various markets nearly led to the collapse of the global banking system. Unprecedented interventions by government and monetary authorities—which pumped billions of dollars of liquidity into the system and rescued struggling corporations—helped thaw frozen credit

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

markets by year-end.These efforts included the Troubled Asset Relief Program (“TARP”) from the U.S. Congress and coordinated cuts of short-term interest rates by central banks, including the Federal Reserve Board (the “Fed”), which reduced its target for the overnight federal funds rate to the record low level of 0% to 0.25% .

Meanwhile, slumping housing markets, rising unemployment and sharply lower consumer confidence exacerbated a downturn in the U.S. economy. Commodity prices that had soared over the first half of 2008 plummeted over the second half when demand abated for energy and construction materials worldwide. In November, the National Bureau of Economic Research officially declared that the U.S. economy has been mired in recession since late 2007.

As market conditions deteriorated, deleveraging pressures led to broadly lower prices for stocks and most sectors of the bond market, including residential and commercial mortgage-backed securities. However, mortgage-backed securities backed by agencies of the federal government were a notable exception, gaining value when risk-averse investors flocked to government-guaranteed investments. Although securities issued by Fannie Mae and Freddie Mac suffered when the mortgage agencies reported massive losses near mid-year, they bounced back after the federal government effectively nationalized both companies.

Non-Agency Positions Dampened Returns

Although the fund participated to a substantial degree in the strength of mortgage-backed securities from U.S. government agencies, its holdings of non-agency mortgages detracted from its relative performance. We have closely monitored the fundamentals surrounding the fund’s non-agency positions. In those cases where fundamental deterioration has occurred, we have sought to exit the fund’s positions at prices we consider reasonable. However, challenging liquidity conditions have made this process a slow one.

In addition, the fund’s results were undermined to a more modest extent by its positions in short-term asset-backed securities, where valuations contracted in the flight to quality.The fund also encountered higher-than-expected trading expenses when Lehman Brothers failed to settle some transactions after it declared bankruptcy.

The fund achieved better relative results from its interest rate strategies, which we had positioned for wider yield differences along the market’s maturity range.The yield curve steepened dramatically in the early part of the year, as short-term interest rates fell and longer-term yields remained high due to prevailing inflation concerns. We subsequently shifted the fund’s yield curve positioning to a more neutral posture when inflation worries subsided, causing yield differences to narrow. In addition, the fund received positive contributions to performance from an emphasis on 30-year mortgages over their 15-year counterparts, as well as from tactical shifts in the fund’s strategies to manage prepayment risks.

Maintaining a Cautious Investment Posture

As of year-end, the U.S. economy has continued to weaken, and the financial crisis has persisted. Nonetheless, we are optimistic regarding mortgage-backed securities due to the government’s aggressive efforts to reduce consumer borrowing rates. On the other hand, we continue to monitor potential risks, including the possibility of higher interest rates brought about by the very high levels of expected Treasury and agency mortgage-backed securities issuance. In addition, we continue to be mindful of the unintended consequences of the strong presence by the Federal Reserve in setting prices on agency mortgage-backed securities and the potential outcomes when they eventually scale back their direct involvement.

January 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Performance figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders would be given at least 90 days’ notice if this agreement was to be terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.The Index is not subject to fees and expenses to which the fund is subject.

The Fund 5

Average Annual Total Returns as of 12/31/08
	1 Year	5 Years	10 Years

Fund	4.27%	4.00%	5.36%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus BASIC U.S. Mortgage Securities Fund on 12/31/98 to a $10,000 investment made in the Barclays Capital GNMA Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged, unhedged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities backed by mortgage pools of the Government National Mortgage Association. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC U.S. Mortgage Securities Fund from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

Expenses paid per $1,000†	$ 2.66
Ending value (after expenses)	$1,034.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

Expenses paid per $1,000†	$ 2.64
Ending value (after expenses)	$1,022.52

  Expenses are equal to the fund’s annualized expense ratio of .52%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
December 31, 2008

	Coupon	Maturity	Principal
Bonds and Notes—125.5%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Auto Receivables—10.5%
Capital Auto Receivables Asset
Trust, Ser. 2008-2, Cl. A2A	3.74	3/15/11	400,000	391,815
Capital Auto Receivables Asset
Trust, Ser. 2006-2, Cl. A3A	4.98	5/15/11	411,045	404,100
Capital Auto Receivables Asset
Trust, Ser. 2007-3, Cl. A2A	5.11	11/16/09	44,494	44,455
Daimler Chrysler Auto Trust,
Ser. 2006-D, Cl. A3	4.98	2/8/11	188,410	185,940
Daimler Chrysler Auto Trust,
Ser. 2006-A, Cl. A3	5.00	5/8/10	196,633	195,909
Ford Credit Auto Owner Trust,
Ser. 2008-C, Cl. A2A	3.72	1/15/11	450,000	441,432
Ford Credit Auto Owner Trust,
Ser. 2006-A, Cl. A3	5.05	3/15/10	28,731	28,675
Ford Credit Auto Owner Trust,
Ser. 2006-B, Cl. A3	5.26	10/15/10	115,716	114,765
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. A2A	5.42	4/15/10	279,549	279,063
Honda Auto Receivables Owner
Trust, Ser. 2008-1, Cl. A2	3.77	9/20/10	360,000	354,838
Honda Auto Receivables Owner
Trust, Ser. 2005-5, Cl. A4	4.69	2/15/11	326,975	326,583
Honda Auto Receivables Owner
Trust, Ser. 2006-1, Cl. A3	5.07	2/18/10	29,058	29,026
Honda Auto Receivables Owner
Trust, Ser. 2007-1, Cl. A3	5.10	3/18/11	577,351	574,775
Honda Auto Receivables Owner
Trust, Ser. 2006-3, Cl. A3	5.12	10/15/10	267,796	265,927
Honda Auto Receivables Owner
Trust, Ser. 2006-2, Cl. A3	5.30	7/21/10	38,946	38,892
Nissan Auto Receivables Owner
Trust, Ser. 2005-B, Cl. A4	4.18	10/15/10	67,943	67,396
Nissan Auto Receivables Owner
Trust, Ser. 2005-C, Cl, A4	4.31	3/15/11	151,579	149,987

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Auto Receivables (continued)
Nissan Auto Receivables Owner
Trust, Ser. 2006-A, Cl. A3	4.74	12/15/09	4,532	4,531
Nissan Auto Receivables Owner
Trust, Ser. 2006-A, Cl. A4	4.77	7/15/11	925,000	915,836
Nissan Auto Receivables Owner
Trust, Ser. 2007-A, Cl. A3	5.10	11/15/10	550,286	547,791
Nissan Auto Receivables Owner
Trust, Ser. 2006-B, Cl. A3	5.16	2/15/10	10,685	10,679
Nissan Auto Receivables Owner
Trust, Ser. 2006-B, Cl. A4	5.22	11/15/11	300,000	295,683
USAA Auto Owner Trust,
Ser. 2005-4, Cl. A4	4.89	8/15/12	735,987	724,158
USAA Auto Owner Trust,
Ser. 2008-1, Cl. A2	4.27	10/15/10	142,312	141,517
USAA Auto Owner Trust,
Ser. 2005-3, Cl. A4	4.63	5/15/12	454,806	447,171
USAA Auto Owner Trust,
Ser. 2006-1, Cl. A3	5.01	9/15/10	34,628	34,551
USAA Auto Owner Trust,
Ser. 2006-3, Cl. A3	5.36	2/15/11	185,853	185,434
USAA Auto Owner Trust,
Ser. 2007-1, Cl. A2	5.40	4/15/10	12,384	12,382
USAA Auto Owner Trust,
Ser. 2007-1, Cl. A3	5.43	10/17/11	500,000	494,648
Volkswagen Auto Loan Enhanced
Trust, Ser. 2007-1, Cl. A3	5.20	1/20/10	200,259	199,826
WFS Financial Owner Trust,
Ser. 2005-3, Cl. A4	4.39	5/17/13	287,548	284,915
WFS Financial Owner Trust,
Ser. 2005-2, Cl. B	4.57	11/19/12	250,000	245,922
				8,438,622
Asset-Backed Ctfs./Credit Cards—2.7%
American Express Credit Account
Master Trust, Ser. 2004-4, Cl. A	1.29	3/15/12	125,000 [a]	121,149

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./
Credit Cards (continued)
American Express Credit Account
Master Trust, Ser. 2004-3, Cl. A	4.35	12/15/11	90,000		89,422
Bank One Issuance Trust,
Ser. 2004-A1, Cl. A1	3.45	10/17/11	725,000		722,784
Citibank Credit Card Issuance
Trust, Ser. 2006-A2, Cl. A2	4.85	2/10/11	295,000		294,873
Citibank Credit Card Issuance
Trust, Ser. 2006-A5, Cl. A5	5.30	5/20/11	680,000		677,730
MBNA Credit Card Master Note
Trust, Ser. 2006-A1, Cl. A1	4.90	7/15/11	225,000		224,709
					2,130,667
Asset-Backed Ctfs./
Home Equity Loans—2.3%
Citicorp Residential Mortgage
Securities, Ser. 2007-2,
Cl. A1A	5.98	6/25/37	462,099	[a]	440,859
Citigroup Mortgage Loan Trust,
Ser. 2007-AHL1, Cl. A2A	0.51	12/25/36	247,309	[a]	213,179
Countrywide Asset-Backed
Certificates, Ser. 2007-4,
Cl. M5	6.92	9/25/37	125,000		17,164
Equivantage Home Equity Loan
Trust, Ser. 1996-2, Cl. A4	8.05	6/25/27	350,823		291,366
JP Morgan Mortgage Acquisition,
Ser. 2007-HE1, Cl. AF1	0.57	3/25/47	638,134	[a]	504,269
JP Morgan Mortgage Acquisition,
Ser. 2007-CH1, Cl. MF2	5.84	11/25/36	312,300	[a]	85,373
Morgan Stanley ABS Capital I,
Ser. 2007-HE2, Cl. A2A	0.51	1/25/37	321,678	[a]	298,344
					1,850,554
Commercial Mortgage
Pass-Through Ctfs.—.6%
Bayview Commercial Asset Trust,
Ser. 2006-SP2, Cl. A	0.75	1/25/37	347,387	[a,b]	266,203

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP,
Cl. F	2.36	3/6/20	325,000	[a,b]	196,282
					462,485
Residential Mortgage
Pass-Through Ctfs.—2.4%
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2005-31, Cl. 2A1	5.47	1/25/36	144,263	[a]	103,627
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2002-19, Cl. B1	5.97	11/25/32	432,246	[a]	384,783
GMAC Mortgage Corp. Loan Trust,
Ser. 2004-J1, Cl. M3	5.50	4/25/34	747,423		202,586
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	5.36	12/25/34	264,410	[a]	167,953
JP Morgan Alternative Loan
Trust, Ser. 2007-A1, Cl. 1A2A	0.53	3/25/37	451,544	[a]	266,763
JP Morgan Mortgage Trust,
Ser. 2003-A1, Cl. 1A1	4.35	10/25/33	442,059	[a]	310,650
JP Morgan Mortgage Trust,
Ser. 2007-A1, Cl. 3A1	5.00	7/25/35	387,652	[a]	234,559
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	318,970	[a]	237,001
					1,907,922
U.S. Government Agencies/
Mortgage-Backed—106.6%
Federal Home Loan Mortgage Corp.:
5.00%, 7/1/35—8/1/38			2,781,334 [c]		2,846,201
5.50%, 3/1/38—10/1/38			4,495,249 [c]		4,606,787
Stripped Security, Interest
Only Class, Ser. 1987,
Cl. PI, 7.00%, 9/15/12			15,814 [c,d]		1,262

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association:
4.50%	4,885,000 [c,e]	4,920,144
5.00%	965,000 [c,e]	985,356
5.50%	3,435,000 [c,e]	3,521,411
6.50%	1,640,000 [c,e]	1,703,294
5.00%, 1/1/18—12/1/36	1,368,867 [c]	1,402,415
5.50%, 11/1/38	1,203,030 [c]	1,234,661
6.00%, 9/1/38	867,941 [c]	894,558
6.12%, 4/1/09	241,537 [c]	241,046
Government National Mortgage Association I:
5.00%	2,495,000 [e]	2,558,908
5.50%	4,680,000 [e]	4,820,194
6.00%	6,230,000 [e]	6,435,330
6.50%	2,415,000 [e]	2,511,223
5.00%, 5/15/33—10/15/35	6,310,532	6,493,818
5.50%, 6/15/20—7/15/35	10,688,939	11,044,276
6.00%, 10/15/19—9/15/38	5,836,777	6,040,304
6.50%, 10/15/10—9/15/31	14,537	15,295
7.00%, 1/15/24—2/15/24	56,617	60,013
7.50%, 12/15/23	7,067	7,491
8.00%, 1/15/22—12/15/22	143,631	152,660
8.50%, 1/15/20—3/15/22	23,482	25,125
9.00%, 11/15/19—11/15/22	9,933	10,637
9.50%, 9/15/19—10/15/20	7,307	7,967
Ser. 2005-34, Cl. A, 3.96%, 9/16/21	221,069	221,310
Ser. 2005-29, Cl. A, 4.02%, 7/16/27	473,710	476,129
Ser. 2005-42, Cl. A, 4.05%, 7/16/20	948,100	951,694
Ser. 2006-6, Cl. A, 4.05%, 10/16/23	447,101	448,570
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	357,384	360,192
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	529,483	534,193
Ser. 2004-39, Cl. LC, 5.50%, 12/20/29	2,723,298	2,754,271
Government National Mortgage Association II:
5.00%, 9/20/33—1/21/39	2,401,957	2,466,073
5.50%, 1/20/34—9/20/35	4,178,989	4,303,783
6.00%, 6/20/35—7/20/38	9,014,478	9,298,807
6.50%, 6/20/31—7/20/31	285,373	300,605
7.00%, 12/20/27—8/20/31	485,966	512,054
9.00%, 1/20/20—7/20/25	17,809	19,073
9.50%, 9/20/21—12/20/21	8,038	9,083
		85,196,213

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Treasury Notes—.4%
3.50%, 8/15/09	169,000 [f]	172,360
4.50%, 2/28/11	115,000 [g]	124,380
		296,740
Total Bonds and Notes
(cost $101,041,628)		100,283,203

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options
3-Month Floor USD LIBOR-BBA
Interest Rate, June 2009 @ 2.50
(cost $19,813)	5,300,000 [h]	23,924

	Principal
Short-Term Investments—6.8%	Amount ($)	Value ($)

U.S. Government Agencies—6.7%
Federal Home Loan Banks:
0.10%, 1/21/09	250,000	249,986
0.10%, 2/19/09	4,000,000	3,999,456
0.12%, 1/23/09	500,000	499,963
Federal National Mortgage
Association, 2.05%, 1/2/09	600,000 [c]	599,966
		5,349,371
U.S. Treasury Bills—.1%
0.27%, 1/2/09	55,000 [f]	55,000
Total Short-Term Investments
(cost $5,404,371)		5,404,371

Other Investment—1.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,244,000)	1,244,000 i	1,244,000

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $110,250)	110,250 [i]	110,250

Total Investments (cost $107,820,062)	134.0%	107,065,748
Liabilities, Less Cash and Receivables	(34.0%)	(27,136,480)
Net Assets	100.0%	79,929,268

BBA—British Bankers Association LIBOR—London Interbank Offered Rate USD—US Dollar

a	Variable rate security—interest rate subject to periodic change.

b	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to $462,485 or 0.6% of net assets.

c	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.

d	Notional face amount shown.

e	Purchased on a forward commitment basis.

f	All or partially held by a broker as collateral for open financial futures positions.

g	All or a portion of this security is on loan. At December 31, 2008, the total market value of the fund’s securities on loan is $115,186 and the total market value of the collateral held by the fund is $117,408, consisting of cash collateral of $110,250 and U.S Government and agencies securities valued at $7,158.

h	Non-income producing security.

i	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)	Value (%)

U.S. Government & Agencies	107.0	Short-Term/Money Market Investments	8.5
Asset/Mortgage-Backed	18.5	Options	.0
			134.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

December 31, 2008

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2008 ($)

Financial Futures Long
U.S. Treasury 10 Year Notes	19	2,389,250	March 2009	(13,312)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

December 31, 2008

	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options:
U.S. Treasury 5-Year Futures,
January 2009 @ 118.50	1,300,000 [a]	(15,843)
U.S. Treasury 10-Year Futures,
January 2009 @ 127.50	300,000 [a]	(2,672)
Put Options:
U.S. Treasury 5-Year Futures,
January 2009 @ 118.50	1,300,000 [a]	(8,633)
U.S. Treasury 10-Year Futures,
January 2009 @ 127.50	300,000 [a]	(7,922)
(Premiums received $44,601)		(35,070)

a Non-income producing security. See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $115,186)—Note 1(b):
Unaffiliated issuers	106,465,812	105,711,498
Affiliated issuers	1,354,250	1,354,250
Receivable for investment securities sold		1,417,238
Dividends and interest receivable		375,846
Receivable for shares of Beneficial Interest subscribed		49,465
Prepaid expenses		13,834
		108,922,131

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		15,310
Cash overdraft due to Custodian		7,191
Payable for open mortgage dollar roll transactions—Note 4		17,115,718
Payable for investment securities purchased		11,546,186
Liability for securities on loan—Note 1(b)		110,250
Outstanding options written, at value (premiums received
$44,601)—See Statement of Options Written		35,070
Payable for futures variation margin—Note 4		29,391
Payable for shares of Beneficial Interest redeemed		19,659
Accrued expenses		114,088
		28,992,863

Net Assets ($)		79,929,268

Composition of Net Assets ($):
Paid-in capital		87,091,221
Accumulated undistributed investment income—net		87,041
Accumulated net realized gain (loss) on investments		(6,490,899)
Accumulated net unrealized appreciation (depreciation) on
investments and options transactions [including ($13,312)
net unrealized (depreciation) on financial futures]		(758,095)

Net Assets ($)		79,929,268

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		5,364,146
Net Asset Value, offering and redemption price per share ($)		14.90

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Interest	4,165,770
Dividends;
Affiliated issuers	34,741
Income from securities lending	3,231
Total Income	4,203,742
Expenses:
Management fee—Note 3(a)	519,973
Shareholder servicing costs—Note 3(b)	150,373
Auditing fees	53,314
Legal fees	24,886
Registration fees	22,913
Custodian fees—Note 3(b)	22,236
Trustees’ fees and expenses—Note 3(c)	17,152
Prospectus and shareholders’ reports	11,999
Loan commitment fees—Note 2	150
Miscellaneous	45,360
Total Expenses	868,356
Less—reduction in management fee due to undertakings—Note 3(a)	(351,939)
Less—reduction in fees due to earnings credits—Note 1(b)	(6,257)
Net Expenses	510,160
Investment Income—Net	3,693,582

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(16,389)
Net realized gain (loss) on options transactions	11,152
Net realized gain (loss) on financial futures	(304,188)
Net realized gain (loss) on swap transactions	207,902
Net Realized Gain (Loss)	(101,523)
Net unrealized appreciation (depreciation) on investments,
options transactions and swap transactions (including
$13,962 net unrealized appreciation on financial futures)	(164,600)
Net Realized and Unrealized Gain (Loss) on Investments	(266,123)
Net Increase in Net Assets Resulting from Operations	3,427,459

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations ($):
Investment income—net	3,693,582	4,486,628
Net realized gain (loss) on investments	(101,523)	110,402
Net unrealized appreciation
(depreciation) on investments	(164,600)	651,949
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,427,459	5,248,979

Dividends to Shareholders from ($):
Investment income—net	(3,796,898)	(4,561,191)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	9,345,239	4,303,590
Dividends reinvested	3,247,266	3,864,777
Cost of shares redeemed	(21,022,107)	(23,412,007)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(8,429,602)	(15,243,640)
Total Increase (Decrease) in Net Assets	(8,799,041)	(14,555,852)

Net Assets ($):
Beginning of Period	88,728,309	103,284,161
End of Period	79,929,268	88,728,309
Undistributed investment income—net	87,041	76,501

Capital Share Transactions (Shares):
Shares sold	624,071	291,861
Shares issued for dividends reinvested	219,235	262,043
Shares redeemed	(1,423,379)	(1,589,165)
Net Increase (Decrease) in Shares Outstanding	(580,073)	(1,035,261)
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	14.93	14.80	14.92	15.03	15.47
Investment Operations:
Investment income—net[a]	.63	.69	.65	.52	.64
Net realized and unrealized
gain (loss) on investments	(.01)	.14	(.10)	(.02)	(.22)
Total from Investment Operations	.62	.83	.55	.50	.42
Distributions:
Dividends from investment income—net	(.65)	(.70)	(.67)	(.61)	(.71)
Dividends from net realized
gain on investments	—	—	—	—	(.15)
Total Distributions	(.65)	(.70)	(.67)	(.61)	(.86)
Net asset value, end of period	14.90	14.93	14.80	14.92	15.03

Total Return (%)	4.27	5.86	3.65	3.45	2.81

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.00	.95	.87	.78	.81
Ratio of net expenses
to average net assets	.59	.65	.65	.65	.66
Ratio of net investment income
to average net assets	4.26	4.69	4.36	3.49	4.20
Portfolio Turnover Rate[b]	386.49	256.52	317.81	507.25	538.15

Net Assets, end of period ($ x 1,000)	79,929	88,728	103,284	208,876	232,020

a	Based on average shares outstanding at each month end.

b	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2008, 2007, 2006, 2005 and 2004, were 114.97%, 83.72%, 56.36%, 128.23% and 254.55%, respectively.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC U.S. Mortgage Securities Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and swaps are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	1,354,250	(48,382)
Level 2—Other Significant
Observable Inputs	105,711,498	0
Level 3—Significant
Unobservable Inputs	0	0
Total	107,065,748	(48,382)

  Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and written options contracts which are shown at value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2008, The Bank of New York Mellon earned $1,740 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $87,041, accumulated capital losses $6,307,607 and unrealized depreciation $762,246. In addition, the fund had $179,141 of capital losses realized after October 31, 2008 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, $777,313 of the carryover expires in fiscal 2012, $3,536,615 expires in fiscal 2013, $1,934,751 expires in fiscal 2014 and $58,928 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $3,796,898 and $4,561,191, respectively

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for pay-down gains and losses on mortgage-backed securities and amortization of premiums, the fund increased accumulated undistributed investment income-net by $113,856 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to May 1, 2008, the fund had the ability to borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participated with other Dreyfus-managed funds in a $100 million unsecured line of credit. Effective May 1, 2008, the fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Effective October 15, 2008, in connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the unsecured line of credit.The terms of the line of credit agreement limit the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2008, the fund did not borrow under the lines of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, until shareholders are given at least 90 days’ notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, but including the management fee, exceed an annual rate of .65% of the value of the fund’s average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The Manager has currently undertaken from August 1, 2008 through May 1, 2009 that, if the aggregate expenses of the fund, exclusive of certain expenses as described above, exceed an annual rate of .50% of the value of the fund’s average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the

NOTES TO FINANCIAL STATEMENTS (continued)

Manager will bear, such excess expense.The reduction in management fee, pursuant to the undertakings, amounted to $351,939 during the period ended December 31, 2008.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of ..25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2008, the fund was charged $49,948 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2008, the fund was charged $50,894 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2008, the fund was charged $4,205 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2008, the fund was charged $22,236 pursuant to the custody agreement.

During the period ended December 31, 2008, the fund was charged $5,403 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $39,079, custodian fees $8,179, chief compliance officer fees $1,197 and transfer agency per account fees $8,220, which are offset against an expense reimbursement currently in effect in the amount of $41,365.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, options transactions and swap transactions, during the period ended December 31, 2008, amounted to $404,837,742 and $412,555,646, respectively, of which $284,404,719 in purchases and $284,896,665 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2008, are set forth in the Statement of Financial Futures.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended December 31, 2008:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
December 31, 2007	—	—
Contracts written	40,142,000	439,339
Contracts terminated:
Closed	21,296,000	224,073	451,727	(227,654)
Expired	15,646,000	170,665	—	170,665
Total contracts
terminated	36,942,000	394,738	451,727	(56,989)
Contracts outstanding
December 31, 2008	3,200,000	44,601

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. At December 31, 2008 the fund had no open interest rate swaps.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At December 31, 2008, the cost of investments for federal income tax purposes was $107,824,246; accordingly, accumulated net unrealized depreciation on investments was $758,498,consisting of $1,536,368 gross unrealized appreciation and $2,294,866 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus BASIC U.S. Mortgage Securities Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC U.S. Mortgage Securities Fund as of December 31, 2008, including the statements of investments, financial futures and options written, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC U.S. Mortgage Securities Fund at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended December 31, 2008 as qualifying “interest related dividends.”

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on July 10, 2008, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending July 31, 2009.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance for the one-, three-, five- and ten-year periods ended May 31, 2008, and compared the fund’s performance to the performance of a group of comparable retail GNMA funds (the “Performance Group”) and to a larger universe of funds consisting of all retail GNMA funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members noted that they also had received and discussed with management information at periodic intervals comparing the fund’s performance to that of its benchmark index.The Board members discussed the results of the comparisons and noted that the fund’s total return performance for the one-, three- and ten-year periods ended May 31, 2008 was below the median (in the fourth quartile) of the Performance Group, but was better than the median (in the second quartile) of the Performance Group for the five-year period ended May 31, 2008.The Board members also noted that the fund’s total return performance for the one- and three-year periods ended May 31, 2008 was below the median (in the fourth quartile) of the Performance Universe, but was better than the median (in the second quartile) of the Performance Universe for the five- and ten-year periods ended May 31, 2008.The Board members then discussed with representatives of management the portfolio management strategy of the fund’s portfolio managers and the reasons for the fund’s underperformance compared to the Performance Group and Performance Universe during certain periods under review. The Board members noted that management intended to replace the fund’s primary portfolio manager and was committed to providing the resources necessary to assist the fund’s portfolio managers and improve fund performance. In addition, the Board noted that Dreyfus agreed to

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

waive its management fee or reimburse fund expenses, at least until May 1, 2009, so that the aggregate direct expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, but including the management fee, do not exceed 0.50% of the value of the fund’s average daily net assets.This undertaking by Dreyfus is in addition to the undertaking that is currently in effect for the fund, which generally limits total annual operating expenses of the fund to no more than 0.65% of the value of the fund’s average daily net assets.

The Board members also discussed the fund’s contractual management fee and actual management fee (after waivers in effect as at May 31, 2008) and total expense ratio and reviewed the range of management fees and expense ratios as compared to a group of comparable retail GNMA funds (the “Expense Group”) and a broader group of funds consisting of all retail front-end and no-load GNMA funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s actual management fee and total expense ratio (after waivers in effect as at May 31, 2008) were lower than the median (in the first quartile) of management fees and total expense ratios of the other funds in the Expense Group and lower than the median (in the first quartile and second quartile, respectively) of management fees and total expense ratios of the other funds in the Expense Universe.The Board again noted Dreyfus’ agreement to limit the fund’s expenses as discussed above.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Funds”). Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’ performance, and the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s manage-

ment fees.The Board acknowledged that the differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board was satisfied with Dreyfus’ efforts to improve the fund’s performance going forward and noted Dreyfus’ undertaking to limit the fund’s expenses.
  The Board concluded that the fee payable by the fund to Dreyfus was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

For More Information

Dreyfus BASIC U.S. Mortgage Securities Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol: DIGFX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

0080AR1208

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,988 in 2007 and $40,157 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 2007 and $10,398 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,311 in 2007 and $3,090 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $34 in 2008. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,889,332 in 2007 and $12,561,320 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York,

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC U.S. Mortgage Securities Fund

By:	/s/ J. David Officer

J. David Officer,
President

Date:	February 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	February 23, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	February 23, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)